Exhibit 10.3

SECOND AMENDMENT TO CREDIT AGREEMENT

        This Second Amendment to Credit Agreement (this “Second Amendment to Credit Agreement”) is made as of this 31st day of December, 2003, between ASCENT ASSURANCE, INC. (the “Borrower”); the several entities identified on the signature pages to the Credit Agreement (as defined below) as Lenders and each other person that becomes a Lender (collectively, “Lenders,” and each individually, a “Lender”); and CREDIT SUISSE FIRST BOSTON MANAGEMENT LLC (formerly CREDIT SUISSE FIRST BOSTON MANAGEMENT CORPORATION) (“CSFBM”), as Administrative Agent (in such capacity, the “Administrative Agent”), and as Arranger (in such capacity, the “Arranger”).

WITNESSETH

        WHEREAS, the Borrower, the Lenders, the Administrative Agent and the Arranger are parties to a Credit Agreement dated as of April 17, 2001, as amended (the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Lenders to the Borrower; and

        WHEREAS, the parties wish to amend the Credit Agreement to, among other things, reduce the interest rate payable on, and extend the maturity date of, the loans made thereunder.

        NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the adequacy of which is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto hereby agree as follows:

        Section 1. Definitions. Except as otherwise defined in this Second Amendment to Credit Agreement, terms defined in the Credit Agreement are used herein as defined therein.

        Section 2. Amendments. Upon satisfaction of the conditions set forth in Section 5 of this Second Amendment to Credit Agreement, the Credit Agreement shall, effective as of the date hereof, be amended as follows:

    2.1.        Credit Agreement References. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

    2.2.        Definitions. (a) Section 1.1 of the Credit Agreement shall be amended by adding the following new definitions in alphabetical order :

“AFI” means Ascent Funding, Inc., a Delaware corporation that is a wholly owned subsidiary of the Borrower.

“Frost” means The Frost National Bank.

“NCM” means NationalCare® Marketing, Inc., a Delaware Corporation.

“Receivables Financing Agreements” means the Credit Agreement being entered into as of the date hereof between AFI and Frost, pursuant to which Frost will loan to AFI from time to time an aggregate amount at any one time outstanding of up to $3,000,000, the Guaranty Agreement between the Borrower and Frost, the Guaranty Agreement between NCM and Frost, the Pledge Agreement between the Borrower and Frost, the Pledge Agreement between NCM and Frost, the Security Agreement between AFI and Frost and each other agreement to be entered into in connection therewith.

    (b)        Section 1.1 of the Credit Agreement shall be amended by deleting the definitions of “Applicable Rate”, “Intercreditor Agreement” and “Maturity Date” and replacing them in their entirety with the following definitions:

                   “Applicable Rate” means 6% per annum.

“Intercreditor Agreement” means the Intercreditor and Subordination Agreement, dated as of December 31, 2003 among Frost and the Administrative Agent on its own behalf and on behalf of the Lenders.

                  “Maturity Date” means March 24, 2010.

    2.3.        Facility Fee. Section 5.13 of the Credit Agreement shall be deleted in its entirety.

    2.4.        Permitted Liens. Section 6.4 of the Credit Agreement shall be amended to include the following new subsection (h):

“(h) Liens created in and pursuant to the Receivables Financing Agreements”

    2.5.        Guaranties. Section 6.6 of the Credit Agreement shall be amended to include the following new subsection (c):

“(c) Guaranties created in and pursuant to the Receivables Financing Agreements”

    2.6.        Senior Debt Limit. Section 6.8(c) of the Credit Agreement shall be replaced in its entirety with the following:

“(c) an investment permitted by any guaranty agreement included in the Receivables Financing Agreements”

    2.7.        Limitation on Indebtedness. Section 6.10 of the Credit Agreement shall be amended to include the following new subsection (e):

“(e) Indebtedness of the Borrower created in and pursuant to the Receivables Financing Agreements, in a maximum principal amount not to exceed $10,000,000"

    2.8.        Events of Default. Section 7.1 of the Credit Agreement shall be amended to include the following new subsection (j):

    “(j)        The Borrower shall fail to effect the Charter Amendment contemplated by the Exchange Agreement among Ascent Assurance, Inc., Credit Suisse First Boston Management, LLC and Special Situations Holdings, Inc. — Westbridge, dated as of December 31, 2003 (such agreement, as it may be amended from time to time, the “Exchange Agreement”), by June 30, 2004, other than if such failure is the direct or indirect result of any action taken or failed to be taken by Credit Suisse First Boston Management, LLC or Special Situations Holdings, Inc. — Westbridge or any of their affiliates (as such term is defined in the Exchange Agreement).”

    2.9.        Intercreditor Agreement. Section 8.10 of the Credit Agreement shall be replaced in its entirety with the following:

“8.10 Intercreditor Agreement. Each Lender hereby irrevocably instructs the Administrative Agent to enter into the Intercreditor Agreement on behalf of that Lender and to take and refrain from taking all actions provided for therein in accordance with the terms of that agreement. Each Lender confirms that it is bound by the terms of the Intercreditor Agreement, acknowledging that it provides for the subordination of such Lender’s claims hereunder and under the other Loan Documents to certain claims of Frost identified in the Intercreditor Agreement.”

    2.10.        Forms of Notes. The forms of Notes attached as Exhibit A-1 and Exhibit A-2 to the Credit Agreement shall be deleted and replaced in their entirety, respectively, with the forms of Notes attached hereto as Exhibit A-1 and Exhibit A-2.

    2.11.        Notes. The Notes issued by Borrower to each Lender in connection with the Credit Agreement shall be replaced with Notes of the same denominations, in the Forms attached hereto as Exhibit A-1 and Exhibit A-2, as applicable.

        Section 3. Consent to Receivables Financing. The Lenders, the Administrative Agent and the Arranger hereby consent to the execution, delivery and performance by AFI, the Borrower and certain of their affiliates of each of the Receivables Financing Agreements (as defined in Section 2.2 above). Notwithstanding anything in the Credit Agreement, the Guaranty Agreement or any of the related agreements to the contrary, the execution, delivery and performance of the Receivables Financing Agreements shall not constitute a Default or an Event of Default under the Credit Agreement, the Guaranty Agreement or any of the related agreements.

        Section 4. Reaffirmation of the Borrower. The Borrower hereby represents and warrants to CSFBM that upon execution hereof no Event of Default has occurred and is continuing under the Credit Agreement and the Credit Agreement, as so amended, shall remain in full force and effect, subject to the execution and delivery of the First Amendment and Waiver to Guaranty and Security Agreement being entered into on the date hereof among Foundation Financial Services, Inc., NationalCare® Marketing, Inc., Lifestyles Marketing Group. Inc., Precision Dialing Services, Inc., Senior Benefits, L.L.C., and Westbridge Printing Services, Inc., each as Grantor; each Lender which is a Beneficiary thereunder from time to time; and CSFBM, as Administrative Agent and Secured Party and no Event of Default will occur as a result of the transactions contemplated hereby.

        Section 5. Conditions Precedent. The effectiveness of this Second Amendment to Credit Agreement is expressly conditioned upon CSFBM having received one or more counterparts of this Second Amendment to Credit Agreement duly executed by the Borrower.

        Section 6. Miscellaneous. Except as herein provided, the Credit Agreement and each other Loan Document shall remain unchanged and in full force and effect. This Second Amendment to Credit Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document. This Second Amendment to Credit Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

        [The remainder of this page is intentionally left blank]

        IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Credit Agreement to be duly executed and delivered as of the day and year first above written.

BORROWER:

ASCENT ASSURANCE, INC.

By: Patrick J. Mitchell
Patrick J. Mitchell Chief Executive Officer

ADMINISTRATIVE AGENT AND ARRANGER:

CREDIT SUISSE FIRST BOSTON MANAGEMENT LLC

By: Alan Freudenstein
Alan Freudenstein President

LENDERS:

CREDIT SUISSE FIRST BOSTON MANAGEMENT LLC

By: Alan Freudenstein
Alan Freudenstein President

EXHIBIT A-1

FORM OF NOTE

$________________*	New York, New York December __, 2003

        FOR VALUE RECEIVED, the undersigned promises to pay to the order of (the “Lender”), the principal amount of ____________ DOLLARS ($ ____________ ) or such lesser aggregate principal amount of the Loans of the Lender that may be outstanding from time to time under the Credit Agreement referred to below, payable as hereinafter set forth. The undersigned promises to pay interest on the principal amount hereof remaining unpaid from time to time from the date hereof until the date of payment in full, payable as hereinafter set forth.

        Reference is made to the Agreement dated as of April 17, 200l (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Ascent Assurance, Inc., a Delaware corporation, as borrower, Credit Suisse First Boston Management LLC (formerly Credit Suisse First Boston Management Corporation), as Administrative Agent (in that capacity, the “Administrative Agent”) and Arranger, and the Lenders from time to time party thereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings given those terms in the Credit Agreement. This is one of the Notes referred to in the Credit Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Credit Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof, and the optional and mandatory prepayment in whole or in part hereof, upon the happening of certain stated events upon the terms and conditions therein specified.

        This Note is secured by Collateral and Pledged Collateral as more fully set forth in the Security Documents.

        The outstanding principal indebtedness evidenced by this Note shall be payable as provided in the Credit Agreement and in any event on the Maturity Date.

        Interest shall be payable hereunder on the outstanding daily unpaid principal amount of each Loan hereunder, and, to the extent permitted by applicable law, on any unpaid interest payable hereon, from the date that Loan is made or, in the case of interest, from the date it falls due, shall accrue at the rate of 6% per annum and shall be payable on the dates set forth in the Credit Agreement until each such amount of principal and interest is paid in full (both before and after judgment).

        The amount of each payment due hereunder shall be made to the Administrative Agent at the Administrative Agent’s Office for the account of the Lender in immediately available funds not later than 12: 00 noon (New York City time) on the day the payment is due. All payments received after 12: 00 noon (New York City time) on any particular Business Day shall be deemed received on the next succeeding Business Day. All payments shall be made in lawful money of the United States of America, provided however, that interest hereon may be paid in the form of PIK Interest Notes in the circumstances permitted in the Credit Agreement.

        The holder of this Note is authorized to record the date and amount of each Loan of the Lender and the date and amount of each payment or prepayment of principal thereof on the schedules annexed hereto and made a part hereof, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded absent manifest error; provided that the failure of the holder to make such recordation (or any error in such recordation) shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

        The undersigned hereby promises to pay all reasonable costs and expenses of any rightful holder hereof incurred in collecting the undersigned’s obligations hereunder or in enforcing or attempting to enforce any of such holder’s rights hereunder, including reasonable attorneys’ fees and disbursements as contemplated in the Credit Agreement, whether or not an action is filed in connection therewith.

___________________________
* Commitment of relevant Lender

        Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided therein.

        All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and (except to the extent expressly required in the Credit Agreement) any other notice or formality, to the fullest extent permitted by applicable laws.

        THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

ASCENT ASSURANCE, INC.

By:
NAME TITLE

Schedule to Note

LOANS AND
PAYMENTS

Date	Amount of Loan Made	Amount of Principal Repaid or Prepaid	Unpaid Amount of Principal	Notation Made by

EXHIBIT A-2

FORM OF PIK INTEREST NOTE

$________________*	New York, New York December __, 2003

        FOR VALUE RECEIVED, the undersigned promises to pay to the order of (the “Lender”), the principal amount of _____________ ($______________ ) or such lesser amount as equals the aggregate outstanding amount of PIK Interest (as defined in the Credit Agreement referred to below) that has been paid through its conversion to the principal amount of a Loan of the Lender pursuant to Section 2.6(d) of the Credit Agreement, payable as hereinafter set forth. The undersigned promises to pay interest on each amount of PIK Interest that remains unpaid from time to time from the date such amount of PIK Interest becomes principal as provided in Section 2.6(d) of the Credit Agreement (the “Increase Date” for such PIK Interest) until the date of payment in full, payable as hereinafter set forth.

        Reference is made to the Credit Agreement dated as of April 17,200l (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Ascent Assurance, Inc., a Delaware corporation, as borrower, Credit Suisse First Boston Management LLC (formerly Credit Suisse First Boston Management Corporation), as Administrative Agent (in that capacity, the “Administrative Agent”) and Arranger, and the Lenders from time to time party thereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings given those terms in the Credit Agreement. This Note is one of the PIK Interest Notes and Notes referred to in the Credit Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Credit Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof, and the optional and mandatory prepayment in whole or in part hereof, upon the happening of certain stated events upon the terms and conditions therein specified.

        This Note has been issued to evidence interest paid in kind under the Credit Agreement, and all amounts due hereunder shall be treated as additional amounts of principal due in respect of the Loans of the Lender.

        This Note is secured by Collateral and Pledged Collateral as more fully set forth in the Security Documents.

        The outstanding principal indebtedness evidenced by this Note shall be payable as provided in the Credit Agreement and in any event on the Maturity Date.

        Interest shall be payable hereunder on the outstanding daily unpaid principal amount hereof, and, to the extent permitted by applicable law, on any unpaid interest payable hereon, from the Increase Date for such PIK Interest, shall accrue at the rate of 6% per annum and shall be payable dates set forth in the Credit Agreement until each such amount of principal and interest is paid in full (both before and after judgment).

        The amount of each payment due hereunder shall be made to the Administrative Agent at the Administrative Agent’s Office for the account of the Lender in immediately available funds not later than 12:00 noon (New York City time) on the day the payment is due. All payments received after 12:00 noon (New York City time) on any particular Business Day shall be deemed received on the next succeeding Business Day. All payments shall be made in lawful money of the United States of America, provided however, that interest hereon may be paid in the form of PIK Interest Notes in the circumstances permitted in the Credit Agreement.

        The holder of this Note is authorized to record the date and amount of each of its Loans consisting of PIK Interest added to the principal hereof and the date and amount of each payment or prepayment of principal thereof on the schedules annexed hereto and made a part hereof, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded absent manifest error; provided that the failure of the holder to make such recordation (or any error in such recordation) shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

_________________________
* PIK Interest Note amount of relevant Lender. Aggregate amount of interest due to Lender under Credit Agreement assuming full amount of Commitment is borrowed on the Closing Date and each amount of interest thereon and on the principal of this PIK Interest Note is paid through increase of the principal of this PIK Interest Note (total amount for all PIK Interest Notes for all Lenders will be $4,738,457.00)

        The undersigned hereby promises to pay all reasonable costs and expenses of any rightful holder hereof incurred in collecting the undersigned’s obligations hereunder or in enforcing or attempting to enforce any of such holder’s rights hereunder, including reasonable attorneys’ fees and disbursements as contemplated in the Credit Agreement, whether or not an action is filed in connection therewith.

        Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided therein.

        All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and (except to the extent expressly required in the Credit Agreement) any other notice or formality, to the fullest extent permitted by applicable laws.

        THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF , LAWS THEREOF (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

ASCENT ASSURANCE, INC.

By:
NAME TITLE

LOANS AND
PAYMENTS

Date	Amount of PIK Intereste Increase to Outstanding Note Principal	Amount of Principal Repaid or Prepaid	Unpaid Amount of Principal	Notation Made by